UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 31, 2007

ATS Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-51552	11-3747850
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification No.)

7915 Jones Branch Drive, McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 506-0088

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01               Completion of Acquisition or Disposition of Assets

On August 31, 2007, ATS Corporation, a Delaware corporation (“ATS”), completed its acquisition of all of the outstanding capital stock of Potomac Management Group, Inc., a Virginia corporation (“PMG”) pursuant to a Stock Purchase Agreement dated August 24, 2007, by and among ATS, PMG and PMG’s shareholders (the “Stock Purchase Agreement”).  The aggregate consideration of approximately $16.5 million delivered to the shareholders of PMG consisted of $13.75 million in the form of a one-day note, $500,000 in the form of ATS common stock and subordinated promissory notes totaling $2.25 million.  ATS may also pay the PMG shareholders up to an additional $1.5 million in contingent consideration based upon certain revenue targets within the first two years following the acquisition.  The description of the Stock Purchase Agreement is qualified in its entirety by the full text of the agreement attached as Exhibit 2.1 hereto and incorporated herein by reference.  A copy of the press release announcing the closing of the transaction is also attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 3.02               Unregistered Sales of Equity Securities

The issuance and sale of the shares of ATS common stock to the shareholders of PMG consisted of 134,408 shares, which, together with other unregistered sales of equity securities since ATS’ last periodic report, constitute a sale of less than 1% of the number of shares outstanding.

Item 7.01               Regulation FD Disclosure

ATS will give an investor presentation later this month. A copy of ATS’ presentation materials is attached as Exhibit 99.2 and incorporated herein by reference.

Item 8.01               Other Events

On September 7, 2007, ATS issued a press release announcing that it had completed its previously disclosed common stock and warrant repurchase program. A copy of the press release is attached as Exhibit 99.3.

Item 9.01               Financial Statements and Exhibits

(a) and (b) Financial statements of businesses acquired and pro forma financial information

ATS has concluded that the acquisition of the shares of PMG is not significant pursuant to Rule 11.01(b) of Regulation S-X and, as a result, financial statements are not required to be included for this acquisition.

(c) Shell company transactions

Not applicable.

(d) Exhibits

2.1                                 Stock Purchase Agreement dated as of August 24, 2007 by and among ATS Corporation, Potomac Management Group, Inc. and the shareholders of Potomac Management Group, Inc.

99.1                           Press Release dated September 4, 2007

99.2                           Investor Presentation

99.3                           Press Release dated September 7, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       September 7, 2007

ATS CORPORATION

By:	/s/ Edward H. Bersoff
Dr. Edward H. Bersoff
Chairman, President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Stock Purchase Agreement dated as of August 24, 2007 by and among ATS Corporation, Potomac Management Group, Inc. and the shareholders of Potomac Management Group, Inc.

99.1	Press Release dated September 4, 2007

99.2	Investor Presentation

99.3	Press Release dated September 7, 2007